                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 31, 2005
                                                         ---------------

                              --------------------

                               SL INDUSTRIES, INC.
                               -------------------
               (Exact name of registrant as specified in charter)

     NEW JERSEY                      1-4987                  21-0682685
     ----------                      ------                  ----------
(State or other jurisdiction      (Commission                (IRS Employer
of incorporation)                 File Number)               Identification No.)

      520 Fellowship Road, Suite A114, Mount Laurel, New Jersey     08054
      -------------------------------------------------------------------
             (Address of Principal Executive Offices)          (Zip Code)

        Registrant's telephone number, including area code (856) 727-1500
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
               -------------------------------------------

            On August 31, 2005,  the Board of Directors of SL  Industries,  Inc.
(the  "Company")  approved  (i) an  increase  to the  salary to be paid to James
Taylor, the Company's President and Chief Executive Officer, of $50,000 and (ii)
a grant to Mr. Taylor of 50,000 stock appreciation  rights pursuant to the terms of that  certain  Long Term Bonus  Agreement  by and between the Company and Mr.
Taylor, dated as of September 1, 2005 (the "Agreement").  The Agreement provides that Mr.  Taylor shall be paid a bonus (a "Bonus")  upon the earlier to occur of
(i) a Change in Control (as described  below),  and (ii) delivery of a notice by
Mr. Taylor to the Company  indicating his election to receive the vested portion of the Bonus (the "Notice").  A "Change in Control" is defined as the occurrence of any one of the following events (with certain exceptions, as set forth in the
Agreement):  (i) a  tender  offer  for the  ownership  of more  than  50% of the outstanding  voting securities of the Company;  (ii) the merger or consolidation of the Company with another corporation;  (iii) the sale of substantially all of the assets of the Company; or (iv) the acquisition by a third party of more than
50% of the Company's outstanding voting securities.

            The amount of the Bonus  shall be an amount  equal to the product of
50,000 multiplied by (a) the average of the closing price of the Common Stock on the five trading days  commencing  on (i) the day  following a Change of Control
(if  the  Bonus  is to be paid  due to a  Change  of  Control)  or (ii)  the day preceding the day the Company receives the Notice (if the Bonus is to be paid as a result of delivery of the Notice); LESS (b) $15.02 (the price of the Company's common stock, on the date of grant). The Bonus vests pro rata as follows: 20% on the  date of the  Agreement  and 20% on each  anniversary  thereof  until  fully vested.

            Upon the termination of Mr. Taylor's  employment for any reason, Mr.
Taylor  shall be entitled  to receive the Bonus upon  delivery of the Notice for thirty (30) days following the date of such termination.  After such period, Mr.
Taylor shall not be entitled to the Bonus.

            The foregoing summary of the Agreement is a general description only and is qualified in its entirety by reference to the Agreement,  a form of which is attached as EXHIBIT 10.1 to this Current Report on Form 8-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

    (a)     Exhibits

            EXHIBIT NUMBER          DESCRIPTION
            --------------          -----------

                10.1                Long Term Bonus  Agreement by and between SL
                                    Industries,  Inc. and James C. Taylor, dated
                                    as of September 1, 2005

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                        SL INDUSTRIES, INC.
                                        -------------------
                                           (Registrant)

Date: September 7, 2005

                                        By:  /s/ David R. Nuzzo
                                             -----------------------------------
                                             Name:  David R. Nuzzo
                                             Title: Vice President and Chief
                                                    Financial Officer